UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07209

T. Rowe Price Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1. Report to Shareholders

Value Fund	June 30, 2015

The views and opinions in this report were current as of June 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

U.S. stocks rose to record highs in the spring of 2015, driven by the strengthening economy, a surge in corporate takeover activity, and stronger-than-expected earnings in the first quarter. Expectations that the Federal Reserve would defer a long-awaited interest rate increase until later this year also lifted investor sentiment, easing worries that the improving economy would spur the central bank to speed up the timing of its first rate hike since 2006. Stocks subsequently fell from their highs at the end of June as talks between Greece and its creditors broke down and the country inched closer to default. Despite June’s declines, stocks across the capitalization spectrum edged higher in the first six months of 2015. Against this supportive backdrop, the Value Fund rose over the period, in line with the Standard & Poor’s 500 Index and outperforming its Lipper peer group of similarly managed funds.

The Value Fund returned 1.21% for the six months ended June 30, 2015, versus 1.23% for the S&P 500 Index. The fund exceeded the return of its peer group, the Lipper Large-Cap Value Funds Index. (Returns for Advisor Class shares reflect their different fee structure.) Since your fund’s inception in 1994, it has outpaced both the market and Lipper peer group by posting an annualized gain of 11.35% compared with the S&P 500’s return of 9.54% and the Lipper index’s return of 8.62%. The fund’s 1-, 5-, and 10-year average annual total returns were 5.07%, 17.87%, and 8.52% as of June 30, 2015, respectively. The fund’s performance versus its peers over longer time periods remained outstanding. The Value Fund is in the top decile of its peer group for the corresponding 3-, 5-, and 10-year periods. Based on cumulative total return, Lipper ranked the fund 174 of 524, 8 of 455, 12 of 396, and 13 of 286 large-cap value funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2015, respectively. (Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. To obtain the most recent month-end performance, please call 1-800-225-5132 or go to troweprice.com.) The fund’s expense ratio was 0.82% as of its fiscal year ended December 31, 2014.

MARKET ENVIRONMENT

The U.S. economy gained traction after an early-year slowdown. Gross domestic product contracted slightly in the first quarter of 2015, but subsequent readings have led most analysts to forecast modestly positive economic growth this year. The unemployment rate declined to 5.3% in June, a seven-year low, from the 5.7% jobless rate in January. Inflation firmed since early this year but stayed below the Fed’s 2% target, aided by low energy prices and a stronger U.S. dollar, which has made imported goods cheaper for consumers. The housing market recovery picked up after a shaky start, with various gauges of new and existing home sales reaching their highest levels since the recession. Meanwhile, the Fed continued to prepare markets for its first short-term rate hike since 2006. The central bank is widely expected to start raising its benchmark rate from near zero sometime this year, perhaps as early as September, though Fed officials have assured markets that any rate increases will be small and gradual.

Against this backdrop, declining and advancing sectors were evenly split in the S&P 500. The health care sector was the top performer, surging nearly 10% amid strong earnings growth and several large buyout deals. Consumer discretionary and telecommunication services posted single-digit gains, while information technology and materials added less than 1%. Among decliners, utilities tumbled almost 11% as expectations of tighter Fed policy dampened the appeal of dividend-paying utilities stocks, which can be sensitive to rising interest rates. Energy stocks were the next-worst performer as oil and gas companies struggled with lower prices resulting from an ongoing global supply glut. Industrials and business services, consumer staples, and financials stocks posted more modest declines.

PORTFOLIO REVIEW

Health care stocks contributed the most to absolute and relative returns. In addition to strong stock selection, we benefited from an overweight allocation to health care, the best-performing sector in the S&P 500. Most of your fund’s top 10 absolute contributors, in fact, were health care companies, which rallied as deal-making in the sector heated up this year. This spring, reports began to surface that the top five U.S. insurers—UnitedHealth Group, Anthem, Aetna, Cigna, and Humana—were in talks with each other about possible combinations, news of which pushed up valuations across the managed care industry. Given that we held large overweight positions in four of the top five insurers, we benefited from the takeover speculation-driven rally. Indeed, after our reporting period ended, Aetna agreed to acquire Humana for $37 billion, and Anthem agreed to buy Cigna for $54.2 billion. Should these deals get regulatory approval, they will shrink the managed care industry into just three major players. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Health care stocks got another major boost from the U.S. Supreme Court’s ruling that allowed federal insurance subsidies, a key component of the Affordable Care Act. Shares of HCA Holdings and other hospital operators soared after June’s ruling upholding the health subsidies, which have benefited hospitals by reducing the number of uninsured patients. The Affordable Care Act, which has allowed millions of previously uninsured people to buy their own coverage and spurred insurers to adopt new business models, has driven much of the deal-making in the health care industry. With the Supreme Court ruling removing much of the legal uncertainty around the health care law, we continue to find companies with attractive valuations and fundamentals in the health care sector. Anthem, Cigna, and HCA Holdings remain sizable positions in your fund, as seen in the Twenty-Five Largest Holdings on page 9.

Financial stocks also helped performance. While the financials sector in the S&P 500 declined over the past six months, our holdings posted a positive return, led by JPMorgan Chase. We have long owned a big position in JPMorgan, which we believe is one of the best-managed banks in the industry. JPMorgan shares advanced amid better-than-expected earnings and a sense that its legal woes are finally diminishing after paying out billions of dollars in fines and settlements over the past several years. Life insurer MetLife was another big contributor. Life insurers have faced a difficult operating environment due to ultralow interest rates that have reduced their investment income, but MetLife’s management has taken a prudent approach by cutting expenses and underwriting less volatile insurance products. MetLife has lagged its peers for several years, as its size has drawn greater regulatory scrutiny of its capital. We believe that the market has underestimated the company’s earnings potential—especially in a rising rate environment that could lead to increased shareholder returns through dividends and share buybacks.

Stock selection proved less helpful in information technology, which detracted from returns. Most of the declines stemmed from Micron Technology, whose shares nearly halved over the past six months amid concerns about oversupply stemming from weakening demand for chips used in personal computers. Shortly after our reporting period ended, Micron received an unsolicited takeover bid from a Chinese company. Though the proposed acquisition is not expected to win approval from either Micron shareholders or U.S. regulators, we believe that it underscores Micron’s strengths—namely, its leading position in an industry with only a few global players and high barriers to entry. Micron is the only U.S. maker of dynamic random access memory (DRAM) chips, a formerly volatile business prone to boom and bust cycles that has grown more stable after sweeping industry consolidation. We took advantage of its share price decline to add to our position. Xerox was another sizable detractor. Xerox shares tumbled in April after the company reported weaker-than-expected earnings and cut its outlook, reflecting its ongoing challenges in transforming from a maker of copiers and printers to an information technology services provider. We eliminated our position in Xerox in favor of other companies with clearer turnaround prospects.

PORTFOLIO STRATEGY AND CHANGES

To give our portfolio changes some context, we believe it is useful to describe our investment strategy. We seek to buy companies with attractive relative valuations and favorable long-term fundamentals and hold them for a long time. To accomplish this goal, we spend much effort on understanding the potential return and risk associated with a given company. Our approach is premised upon identifying companies in which we believe the investment’s implicit upside is significantly greater than its inherent risk. Companies that generate strong free cash flow and trade at a discount to our estimated sum-of-the-parts valuation are among the key features we look for. If we can continue to successfully identify companies with asymmetric return potential, then we should be able to outperform the market and our peers over the long term.

Many of our biggest purchases this year were in the health care sector. We bought more shares in medical device maker Medtronic, which recently acquired hospital products supplier Covidien, reasoning that the combined company will have a strong competitive position allowing it to improve its operational performance and raise its dividend. We increased positions in drugmakers Pfizer and Gilead Sciences. Pfizer faces the loss of billions of dollars in sales from some of its top-selling drugs losing patent protection in recent years, but the company generates strong free cash flow, pays a good dividend, and has many options to unlock value through a merger or acquisition. Gilead Sciences has performed strongly on the huge success of its hepatitis C drugs, but the company has a strong competitive position and new drug pipeline, and we believe that its shares trade at a relatively low valuation and represent an attractive risk/reward opportunity.

Outside of health care, we found attractive buying opportunities in information technology. In addition to increasing our position in Micron Technology, we bought more shares of Microsoft and CA. Like most big software vendors, Microsoft and CA have been pressured by the shift toward cloud computing, which has upended their traditional business models. However, both companies are adapting to the new cloud-based environment, and we think that the market has underappreciated their potential to overcome the disruptive changes in their industry and add value in the coming years.

Most of our sales resulted from trimming or eliminating names whose shares rose to levels that we believed reflected their fundamentals. We reduced our position in drug company Merck and eliminated industrial conglomerate 3M after strong performance in each. We eliminated a position in Hospira, a maker of generic injectable drugs, after Pfizer announced in February that it would acquire the company for $16 billion. News of Pfizer’s bid sent Hospira’s shares to a record high and validated our decision to buy the company a few years ago when it was underperforming. Finally, we eliminated McDonald’s, whose management recently unveiled a turnaround plan to combat declining restaurant sales worldwide. McDonald’s faces many secular challenges, such as changing consumer tastes, greater competition from fast-casual chains, and a growing perception that it has lost relevancy with younger consumers. While some of these concerns are overblown, we are not optimistic that management can improve the business anytime soon.

OUTLOOK

The U.S. stock market’s extraordinarily strong run since the spring of 2009 has tempered our expectations for continued gains in the near term. Corporate earnings are forecast to increase slightly this year, but revenue is expected to decline due to energy sector weakness. The onset of U.S. interest rate hikes will likely raise borrowing costs and introduce greater uncertainty for many businesses. Finally, stock prices appear somewhat expensive, with valuation metrics for most sectors exceeding their long-term historical averages. Against this backdrop of sluggish earnings growth, rising rates, and expensive valuations, we believe that stock returns will likely be more muted in the coming months. Outside the U.S., other risks abound. As of this writing, Greece narrowly averted a disorderly exit from the euro and was about to start negotiating a new bailout package while China was grappling with a stock market crash that raised doubts about the government’s commitment to economic reform.

The Fed is expected to raise short-term interest rates as early as September, a prospect that has unsettled investors and could spur greater volatility in the stock market. While day-to-day volatility can be difficult for many investors to stomach, it also provides long-term investors a good opportunity to buy high-quality companies at cheaper prices. Additionally, the normalization of monetary policy could mark a return to an environment where company-specific factors such as earnings, revenue, and cash flow become more important than Fed policy in driving the market. This kind of fundamentals-driven environment plays into T. Rowe Price’s longstanding strengths in individual company research and stock selection, and we believe it positions your fund for good performance for the long term.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Mark S. Finn
President of the fund and chairman of its Investment Advisory Committee

July 20, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/15
GE	4.8%
Pfizer	3.6
Citigroup	2.9
JPMorgan Chase	2.8
MetLife	2.6
American Airlines	2.5
Morgan Stanley	2.2
Cigna	2.1
Boeing	2.1
Bank of New York Mellon	1.9
United Technologies	1.8
Bank of America	1.7
Medtronic	1.7
AbbVie	1.7
FirstEnergy	1.7
Microsoft	1.6
Honeywell International	1.5
HCA Holdings	1.5
AES	1.5
Anthem	1.4
Thermo Fisher Scientific	1.4
Celanese	1.4
Exelon	1.3
Marsh & McLennan	1.3
Philip Morris International	1.3
Total	50.3%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 98.7%		
CONSUMER DISCRETIONARY 5.2%		
Auto Components 0.8%		
Johnson Controls	3,891,500	192,746
		192,746
Hotels, Restaurants & Leisure 1.4%		
Carnival	4,275,300	211,157
Las Vegas Sands	2,229,800	117,221
		328,378
Leisure Products 0.4%		
Mattel	3,457,600	88,826
		88,826
Media 1.1%		
Comcast, Class A	1,292,800	77,490
Viacom, Class B	2,550,400	164,858
		242,348
Multiline Retail 0.3%		
JC Penney (1)	4,979,000	42,172
Kohl's	580,500	36,345
		78,517
Specialty Retail 1.2%		
Lowe's	4,029,900	269,882
		269,882
Total Consumer Discretionary		1,200,697
CONSUMER STAPLES 7.1%		
Beverages 1.1%		
Coca-Cola Enterprises	3,311,900	143,869
Dr Pepper Snapple	1,443,300	105,217
		249,086

Food & Staples Retailing 1.1%		
Rite Aid (1)	14,164,000	118,269
Sysco	3,592,700	129,697
		247,966
Food Products 3.4%		
Bunge Limited	2,780,000	244,084
ConAgra	4,630,200	202,432
Ingredion	3,319,200	264,905
Tyson Foods, Class A	1,608,500	68,571
		779,992
Household Products 0.2%		
Energizer (5)	466,600	61,381
		61,381
Tobacco 1.3%		
Philip Morris International	3,759,600	301,407
		301,407
Total Consumer Staples		1,639,832
ENERGY 3.8%		
Oil, Gas & Consumable Fuels 3.8%		
Apache	2,442,600	140,767
Canadian Natural Resources	6,531,900	177,407
Cimarex Energy	870,712	96,048
Concho Resources (1)	982,100	111,822
Occidental Petroleum	1,033,200	80,352
Pioneer Natural Resources	1,970,000	273,219
Total Energy		879,615
FINANCIALS 24.2%		
Banks 9.9%		
Bank of America	23,331,100	397,095

Barclays (GBP)	10,790,071	44,165
Citigroup	11,910,800	657,953
JPMorgan Chase	9,542,200	646,580
PNC Financial Services Group	1,541,300	147,425
Royal Bank of Scotland (GBP) (1)	16,575,094	91,543
Wells Fargo	5,114,400	287,634
		2,272,395
Capital Markets 5.8%		
Ameriprise Financial	798,500	99,757
Bank of New York Mellon	10,446,400	438,435
Morgan Stanley	13,036,000	505,666
State Street	3,714,500	286,017
		1,329,875
Consumer Finance 0.6%		
Discover Financial	2,441,800	140,697
		140,697
Diversified Financial Services 0.7%		
Intercontinental Exchange	777,400	173,834
		173,834
Insurance 5.9%		
Allstate	440,900	28,601
Genworth Financial, Class A (1)	12,799,900	96,895
Marsh & McLennan	5,361,600	304,003
MetLife	10,753,700	602,100
Willis Group Holdings	2,240,300	105,070
XL Group	6,215,700	231,224
		1,367,893
Real Estate Investment Trusts 1.3%		
Digital Realty Trust, REIT	1,834,600	122,331

Weyerhaeuser, REIT	5,323,400	167,687
		290,018
Total Financials		5,574,712
HEALTH CARE 22.0%		
Biotechnology 1.6%		
Amgen	695,600	106,789
Baxalta (1)(5)	1,606,300	51,305
Gilead Sciences	1,779,800	208,379
		366,473
Health Care Equipment & Supplies 1.9%		
Baxter International (5)	525,000	36,713
Medtronic	5,343,067	395,921
		432,634
Health Care Providers & Services 7.5%		
Aetna	2,050,200	261,319
Anthem	1,964,800	322,502
Cigna	3,029,100	490,714
DaVita HealthCare Partners (1)	246,400	19,582
HCA Holdings (1)	3,912,300	354,924
UnitedHealth Group	2,332,700	284,589
		1,733,630
Life Sciences Tools & Services 2.5%		
Agilent Technologies	6,788,300	261,893
Thermo Fisher Scientific	2,441,500	316,809
		578,702
Pharmaceuticals 8.5%		
AbbVie	5,803,900	389,964
Allergan (1)	609,500	184,959
Merck	3,889,500	221,429
Mylan (1)	3,307,500	224,447

Novartis (CHF)	1,073,681	105,824
Pfizer	24,705,500	828,375
		1,954,998
Total Health Care		5,066,437
INDUSTRIALS & BUSINESS SERVICES 15.2%		
Aerospace & Defense 5.8%		
Boeing	3,487,200	483,744
Honeywell International	3,498,300	356,722
Textron	1,893,400	84,502
United Technologies	3,728,700	413,625
		1,338,593
Airlines 2.5%		
American Airlines	14,597,200	582,939
		582,939
Commercial Services & Supplies 0.6%		
Tyco International	3,553,800	136,750
		136,750
Industrial Conglomerates 5.4%		
Danaher	1,566,600	134,085
GE	41,643,900	1,106,479
		1,240,564
Machinery 0.9%		
Pentair	2,832,207	194,714
		194,714
Total Industrials & Business Services		3,493,560
INFORMATION TECHNOLOGY 8.0%		
Communications Equipment 1.0%		
Cisco Systems	4,353,100	119,536

QUALCOMM	1,796,700	112,527
		232,063
Electronic Equipment, Instruments & Components 0.4%		
Keysight Technologies (1)	2,130,300	66,444
TE Connectivity	274,700	17,663
		84,107
IT Services 0.6%		
Western Union	6,777,600	137,789
		137,789
Semiconductor & Semiconductor Equipment 2.3%		
Micron Technology (1)	14,948,100	281,622
Texas Instruments	5,076,300	261,480
		543,102
Software 2.8%		
CA	9,343,700	273,677
Microsoft	8,518,200	376,079
		649,756
Technology Hardware, Storage & Peripherals 0.9%		
Seagate Technology	1,904,600	90,468
Western Digital	1,392,000	109,161
		199,629
Total Information Technology		1,846,446
MATERIALS 4.0%		
Chemicals 2.7%		
Ashland	1,312,900	160,043
Celanese, Series A	4,347,400	312,491
EI du Pont de Nemours (5)	1,082,200	69,207
Lyondellbasell Industries, Class A	827,400	85,652
		627,393

Construction Materials 0.3%		
Vulcan Materials	713,600	59,892
		59,892
Paper & Forest Products 1.0%		
International Paper	1,916,700	91,216
West Fraser Timber (CAD)	2,665,300	146,453
		237,669
Total Materials		924,954
TELECOMMUNICATION SERVICES 1.4%		
Diversified Telecommunication Services 0.6%		
AT&T	2,452,400	87,109
Frontier Communications (2)	9,121,600	45,152
		132,261
Wireless Telecommunication Services 0.8%		
T-Mobile US (1)	4,832,700	187,364
		187,364
Total Telecommunication Services		319,625
UTILITIES 7.8%		
Electric Utilities 4.3%		
American Electric Power	4,246,100	224,916
Entergy	961,300	67,772
Exelon	9,849,700	309,477
FirstEnergy	11,867,100	386,274
		988,439
Independent Power & Renewable Electricity Producers 2.1%		
AES	26,698,700	354,025
NRG Energy	5,812,600	132,992
		487,017

Multi-Utilities 1.4%		
CenterPoint Energy	2,745,600	52,249
PG&E	5,484,100	269,269
		321,518
Total Utilities		1,796,974
Total Common Stocks (Cost $18,608,971)		22,742,852
SHORT-TERM INVESTMENTS 1.4%		
Money Market Funds 1.4%		
T. Rowe Price Reserve Investment Fund, 0.07% (3)(4)	310,003,777	310,004
Total Short-Term Investments (Cost $310,004)		310,004
SECURITIES LENDING COLLATERAL 0.1%		
Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 0.1%		
Short-Term Funds 0.1%		
T. Rowe Price Short-Term Reserve Fund, 0.06% (3)(4)	2,885,836	28,858
Total Investments through Securities Lending Program with State Street Bank and Trust Company		28,858
Total Securities Lending Collateral (Cost $28,858)		28,858
Total Investments in Securities 100.2% of Net Assets (Cost $18,947,833)		**$ 23,081,714**

‡ Shares are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) All or a portion of this security is on loan at June 30, 2015 -- total value of such securities at period-end amounts to $24,003. See Note 3.
(3) Seven-day yield
(4) Affiliated Companies
(5) When-issued security
CAD Canadian Dollar
CHF Swiss Franc
GBP British Pound

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/15	Year Ended 12/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 316,838	$ 251,453
Net realized gain	1,032,527	2,369,681
Change in net unrealized gain / loss	(1,083,597)	(38,169)
Increase in net assets from operations	265,768	2,582,965
Distributions to shareholders		
Net investment income		
Investor Class	–	(244,220)
Advisor Class	–	(6,649)
Net realized gain		
Investor Class	–	(1,754,961)
Advisor Class	–	(54,071)
Decrease in net assets from distributions	–	(2,059,901)
Capital share transactions*		
Shares sold		
Investor Class	1,742,871	5,380,458
Advisor Class	116,759	394,979
Distributions reinvested		
Investor Class	–	1,941,549
Advisor Class	–	59,694
Shares redeemed		
Investor Class	(1,241,218)	(4,075,459)
Advisor Class	(84,167)	(159,082)
Increase in net assets from capital share transactions	534,245	3,542,139
Net Assets		
Increase during period	800,013	4,065,203
Beginning of period	22,234,684	18,169,481
End of period	**$ 23,034,697**	**$ 22,234,684**
Undistributed net investment income	316,838	–

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. The fund has two classes of shares: the Value Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1994, and the Value Fund–Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $279,000 for the six months ended June 30, 2015.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2015, the fund realized $67,879,000 of net gain on $172,988,000 of in-kind redemptions.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2015, the value of loaned securities was $24,003,000; the value of cash collateral and related investments was $28,858,000.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $6,296,352,000 and $5,670,568,000, respectively, for the six months ended June 30, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2015, the cost of investments for federal income tax purposes was $18,976,018,000. Net unrealized gain aggregated $4,105,688,000 at period-end, of which $4,682,079,000 related to appreciated investments and $576,391,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee that consists of an individual fund fee and a group fee; management fees are computed daily and paid monthly. The investment management agreement provides for an individual fund fee equal to 0.35% of the fund’s average daily net assets. Effective May 1, 2014, through April 30, 2016, Price Associates has agreed to reduce the fund’s individual fee to 0.2975% for the portion of average daily net assets in excess of $20 billion. This contractual arrangement will renew automatically for one year terms thereafter and may be revised, revoked, or terminated only with approval of the fund’s Board. Further, the fund has no obligation to repay fees reduced under this arrangement. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2015, expenses incurred pursuant to these service agreements were $60,000 for Price Associates; $543,000 for T. Rowe Price Services, Inc.; and $569,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2015, the fund was charged $341,000 for shareholder servicing costs related to the college savings plans, of which $285,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2015, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2015, the fund was allocated $307,000 of Spectrum Funds’ expenses and $15,387,000 of Retirement Funds’ expenses. Of these amounts, $6,531,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2015, approximately 2% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 76% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Mutual funds and other accounts managed by T. Rowe Price and its affiliates (collectively, T. Rowe Price funds) may invest in the fund; however, no T. Rowe Price fund may invest for the purpose of exercising management or control over the fund. At June 30, 2015, less than 1% of the fund’s outstanding shares were held by T. Rowe Price funds.

As of June 30, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 1,424,654 shares of the Investor class, representing less than 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceed $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Fund’s Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio (for the Investor Class) above the median for comparable funds, and the total expense ratio (for the Advisor Class) was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Value Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2015